MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.




FUND LOGO




Annual Report

November 30, 1999




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.


Asset Allocation As a Percentage* of
Net Assets as of November 30, 1999

A map illustrating the following percentages:

Ghana              3.7%
Morocco            3.8%
South Africa      50.4%
Botswana           3.5%
Turkey            11.0%
Israel            14.6%
Egypt             10.3%
Zimbabwe           0.9%


[FN]
*Total may not equal 100%.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


DEAR SHAREHOLDER

During the three-month period ended November 30, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +8.80%, +8.40%, +8.39% and +8.74%, respectively. The unmanaged Morgan Stanley Capital International
(MSCI) Indexes for the largest equity markets in the region--Israel, South Africa and Turkey--registered returns of +21.26%, +11.08% and +50.43%, respectively. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Emerging Markets Free Index and are denominated in US dollars.) Detrimental to the Fund's performance was its investments in most of the smaller markets-- Botswana, Egypt, Ghana, Morocco and Zimbabwe. The Fund's quarterly performance was also hurt by its stock selection in South Africa.


Fiscal Year in Review
For the 12-month period ended November 30, 1999, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +23.96%, +22.56%, +22.54% and +23.68%, respectively. The unmanaged MSCI Indexes for the largest equity markets in the region--Israel, South Africa and Turkey-- registered returns of +37.59%, +26.32% and +101.46%, respectively, for the same 12-month period. Detrimental to the Fund's performance was its investments in the region's smaller markets--Botswana, Egypt, Ghana, Morocco and Zimbabwe. The Fund's overall performance benefited from stock selection in South Africa and its overweighted position in Turkey.


Investment Overview
The strong gains exhibited by the Middle East and African markets during the quarter ended November 30, 1999 more than offset any declines in the previous quarter and resulted in 1999 returns that were some of the strongest seen in years. We believe that the rallies were largely based on favorable fundamental factors and only moderately driven by inflows of foreign funds. One factor was the improved perception of risk in emerging markets that allowed interest rates to decline and stocks to rally. This contributed to Turkey's market performance of +104.53% during 1999. In addition, global economic growth is recovering and the clear beneficiaries are exporters of commodity goods such as South Africa, which rose 38.32% so far this year. There were also factors specific to each country, such as stronger domestic economic and corporate earnings performance in Israel (+34.33%) and South Africa. Speculative drivers also contributed, including Turkey's possible receipt of funds from the International Monetary Fund and the Egyptian market's (+61.12%) inclusion in emerging market benchmark indexes.

To seek to participate in the potential upturn in the global economic cycle and the potential rising prices of commodities, we placed investments in a number of South African resource companies such as Impala Platinum Holdings Limited, Gencor Limited and Anglo American PLC. Our investments also included companies that may participate in a potential increase in personal consumption. These included retailers such as Metro Cash and Carry Limited and Pepkor Limited, as well as the packaging company, Nampak Limited, which is our largest Fund holding.

In addition, during the November quarter we added an important position in Rembrandt Group Limited, a South African investment holding company. A compelling feature of this company is that its stock is being priced at a larger-than-usual discount to the value of its component businesses. We believe that the realization of that value may occur through restructuring. This will entail primarily the sale, or unbundling, of its non-core businesses. The company has a substantial cash position and cash flows that may be used to buy back its own shares. We believe this could also enhance the value of our holdings in Rembrandt. The caveat is its interests in tobacco via a stake in British American Tobacco. While the perceived risk of tobacco litigation has been a constraint to the stock's performance, in our view, investors are anticipating a more adverse outcome than is likely to occur.


In Conclusion
We believe that the long-term potential of the Middle Eastern and African markets is just starting to be realized, and that recent years' weakness in their economies has set the stage for stronger performance. We thank you for your investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager


January 11, 2000


To reduce shareholder expenses, Merrill Lynch Middle East/Africa
Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Any class of shares redeemed during the first 12 months after purchase will be charged a redemption fee of 2.0%.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International
Index--Israel, Morgan Stanley Capital International Index--
Turkey, Morgan Stanley Capital International Index--South Africa
Index. Beginning and ending values are:

                                           12/30/94*      11/99
ML Middle East/Africa Fund, Inc.++--
Class A Shares*                             $ 9,475      $11,371

ML Middle East/Africa Fund, Inc.++--
Class B Shares*                             $10,000      $11,383

Morgan Stanley Capital International
Index--Israel++++                           $10,000      $19,251

Morgan Stanley Capital International
Index--Turkey++++                           $10,000      $28,178

Morgan Stanley Capital International
Index--Africa++++                           $10,000      $ 9,045


A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International
Index--Israel, Morgan Stanley Capital International Index--
Turkey, Morgan Stanley Capital International Index--South Africa
Index. Beginning and ending values are:

                                           12/30/94*      11/99
ML Middle East/Africa Fund, Inc.++--
Class C Shares*                             $10,000      $11,417

ML Middle East/Africa Fund, Inc.++--
Class D Shares*                             $ 9,475      $11,216

Morgan Stanley Capital International
Index--Israel++++                           $10,000      $19,251

Morgan Stanley Capital International
Index--Turkey++++                           $10,000      $28,178

Morgan Stanley Capital International
Index--Africa++++                           $10,000      $ 9,045


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Middle East/Africa Fund, Inc. invests primarily in equity and debt securities of corporate and governmental issuers in countries located in the Middle East and Africa.
++++This unmanaged Index measures the total returns of countries within the Middle East/Africa region.

    Past performance is not predictive of future performance.


Average Annual
Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +19.11%        +10.60%
Inception (12/30/94)
through 9/30/99                           + 2.72         + 1.56

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +17.88%        +11.52%
Inception (12/30/94)
through 9/30/99                           + 1.63         + 1.63

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +17.85%        +14.50%
Inception (12/30/94)
through 9/30/99                           + 1.69         + 1.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +18.78%        +10.29%
Inception (12/30/94)
through 9/30/99                           + 2.44         + 1.29

[FN]
 *Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
**Assuming maximum sales charge.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                               3 Month        12 Month    Since Inception
As of November 30, 1999                                      Total Return   Total Return    Total Return
ML Middle East/Africa Fund, Inc. Class A Shares                 +8.80%         +23.96%         +20.00%
ML Middle East/Africa Fund, Inc. Class B Shares                 +8.40          +22.56          +13.83
ML Middle East/Africa Fund, Inc. Class C Shares                 +8.39          +22.54          +14.17
ML Middle East/Africa Fund, Inc. Class D Shares                 +8.74          +23.68          +18.38

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/30/94.



PORTFOLIO INFORMATION


As of November 30, 1999
                                               Percent of
Ten Largest Holdings (Equity Investments)      Net Assets

Nampak Limited                                     7.3%
Impala Platinum Holdings Limited                   6.2
Yapi ve Kredi Bankasi AS                           6.1
Nedcor Limited*                                    6.0
Commercial International Bank (GDR)                5.1
Gencor Limited*                                    5.1
Rembrandt Group Limited                            5.1
Anglo American PLC                                 4.2
Metro Cash and Carry Limited                       4.1
AngloGold Limited (ADR)                            4.0


                                               Percent of
Ten Largest Industries                         Net Assets

Banking                                           24.9%
Beverages & Tobacco                                9.1
Retail                                             7.7
Forest Products                                    7.3
Holding Company                                    6.2
Metals--Non-Ferrous                                5.1
Mining                                             4.7
Merchandising                                      4.2
Gold Mines                                         4.0
Multi-Industry                                     3.5

[FN]
*Includes combined holdings.

SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                                                                                                                 Percent of
AFRICA            Industries      Shares Held               Investments                               Value      Net Assets
Botswana          Multi-Industry      106,802       Sechaba Breweries Limited                       $  117,054         3.5%

                                                    Total Investments in Botswana                      117,054         3.5

Ghana             Beverages &         432,827       Guinness Ghana Limited                             123,368         3.7
                  Tobacco

                                                    Total Investments in Ghana                         123,368         3.7

Morocco           Banking                 969       Banque Marocaine du Commerce Exterieur              64,173         1.9

                  Building Materials      591       Cimenterie de l'Oriental (CIOR)                     62,729         1.9

                                                    Total Investments in Morocco                       126,902         3.8

South Africa      Banking              10,730       Nedcor Limited                                     196,830         5.9
                                          248     ++Nedcor Limited (GDR) (b)(c)                          4,546         0.1
                                        3,825       Standard Bank Investment Corporation Limited        13,388         0.4
                                                                                                    ----------       ------
                                                                                                       214,764         6.4

                  Beverages               713       South African Breweries PLC                          6,701         0.2
                                        1,465       South African Breweries PLC (GBP)                   13,432         0.4
                                                                                                    ----------       ------
                                                                                                        20,133         0.6

                  Beverages &          21,700       Rembrandt Group Limited                            169,844         5.1
                  Tobacco

                  Computers             8,979     ++Dimension Data Holdings Limited                     46,560         1.4

                  Forest Products      88,794       Nampak Limited                                     244,612         7.3

                  Gold Mines            5,199       AngloGold Limited (ADR) (a)                        133,549         4.0

                  Holding Company       5,717       Impala Platinum Holdings Limited                   208,447         6.2

                  Insurance            60,668       FirstRand Limited                                   73,635         2.2
                                        2,138       Liberty Life Association of Africa Limited          21,307         0.6
                                        7,620       Sanlam Limited                                       8,928         0.3
                                                                                                    ----------       ------
                                                                                                       103,870         3.1

                  Merchandising        37,256       Pick'n Pay Stores Limited                           55,543         1.7

                  Metals--             21,896       Gencor Limited                                      83,738         2.5
                  Non-Ferrous          22,571       Gencor Limited (ADR) (a)                            86,264         2.6
                                                                                                    ----------       ------
                                                                                                       170,002         5.1

                  Mining                2,416       Anglo American PLC                                 141,804         4.2
                                        3,296       Gold Fields Limited                                 14,822         0.4
                                        1,370       Gold Fields of South Africa Limited                  3,219         0.1
                                                                                                    ----------       ------
                                                                                                       159,845         4.7

                  Retail                  820       Edgars Consolidated Stores Limited                   9,169         0.3
                                      144,947       Metro Cash and Carry Limited                       136,703         4.1
                                        3,291       Pepkor Limited                                      13,386         0.4
                                                                                                    ----------       ------
                                                                                                       159,258         4.8

                                                    Total Investments in South Africa                1,686,427        50.4

Zimbabwe          Beverages &          35,125       Delta Corporation Limited                           11,048         0.3
                  Tobacco

                  Entertainment &     148,229       Zimbabwe Sun Limited                                10,296         0.3
                  Leisure

                  Real Estate          35,293       Hippo Valley Estates Ltd.                            9,899         0.3

                                                    Total Investments in Zimbabwe                       31,243         0.9

                                                    Total Investments in Africa                      2,084,994        62.3



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
MIDDLE                                 Shares                                                                    Percent of
EAST              Industries            Held                 Investments                              Value      Net Assets
Egypt             Banking              14,262       Commercial International Bank (GDR) (b)         $  171,857         5.1%

                  Beverages             4,522     ++Al-Ahram Beverages Company S.A.E.
                                                    (GDR) (b)(c)                                        71,448         2.1

                  Finance               6,510       EFG-Hermes Holding, S.A.E. (GDR) (b)(c)             76,493         2.3

                  Housing               2,540       Madinet Nasr for Housing & Development Company      26,163         0.8

                                                    Total Investments in Egypt                         345,961        10.3

Israel            Banking              22,282       Bank Hapoalim                                       58,835         1.8
                                       29,239       Bank Leumi Le-Israel                                53,891         1.6
                                                                                                    ----------       ------
                                                                                                       112,726         3.4

                  Food Chain           31,654       Supersol Ltd.                                       95,116         2.9

                  Media &               4,300       RT--Set Limited                                     41,561         1.2
                  Communications

                  Merchandising         6,041       Blue Square Chain Investments and
                                                    Properties Ltd.                                     83,043         2.5

                  Software--Computer      520     ++Check Point Software Technologies Ltd.              73,645         2.2

                  Telecommunications    3,226       ECI Telecom Limited                                 80,650         2.4

                                                    Total Investments in Israel                        486,741        14.6

Turkey            Banking           6,276,631     ++Turkiye Garanti Bankasi AS                          67,880         2.0
                                   11,111,248       Yapi ve Kredi Bankasi AS                           203,852         6.1
                                                                                                    ----------       ------
                                                                                                       271,732         8.1

                  Retail              232,584       Migros Turk T.A.S.                                  95,448         2.9

                                                    Total Investments in Turkey                        367,180        11.0

                                                    Total Investments in the Middle East             1,199,882        35.9


                  Total Investments (Cost--$2,779,345)                                               3,284,876        98.2

                  Other Assets Less Liabilities                                                         59,872         1.8
                                                                                                    ----------       ------
                  Net Assets                                                                        $3,344,748       100.0%
                                                                                                    ==========       ======

               (a)American Depositary Receipts (ADR).
               (b)Global Depositary Receipts (GDR).
               (c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                ++Non-income producing security.

                  See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$2,779,345)                                     $  3,284,876
                    Cash                                                                                             917
                    Foreign cash                                                                                  72,676
                    Dividends receivable                                                                             558
                    Deferred organization expenses                                                                 4,991
                    Prepaid registration fees and other assets                                                   140,825
                                                                                                            ------------
                    Total assets                                                                               3,504,843
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $     65,557
                      Capital shares redeemed                                                     3,988
                      Distributor                                                                 2,235           71,780
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        88,315
                                                                                                            ------------
                    Total liabilities                                                                            160,095
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  3,344,748
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $      5,357
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 22,201
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  2,158
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  3,772
                    Paid-in capital in excess of par                                                           3,786,925
                    Undistributed investment income--net                                                         376,674
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                        (1,356,274)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   503,935
                                                                                                            ------------
                    Net assets                                                                              $  3,344,748
                                                                                                            ============

Net Asset           Class A--Based on net assets of $542,947 and 53,567
Value:                       shares outstanding                                                             $      10.14
                                                                                                            ============
                    Class B--Based on net assets of $2,206,954 and 222,014
                             shares outstanding                                                             $       9.94
                                                                                                            ============
                    Class C--Based on net assets of $214,681 and 21,578
                             shares outstanding                                                             $       9.95
                                                                                                            ============
                    Class D--Based on net assets of $380,166 and 37,722
                             shares outstanding                                                             $      10.08
                                                                                                            ============


                    See Notes to Financial Statements.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999

STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1999
Investment          Dividends (net of $5,618 foreign withholding tax)                                       $    134,291
Income:             Interest and discount earned                                                                  12,896
                                                                                                            ------------
                    Total income                                                                                 147,187
                                                                                                            ------------

Expenses:           Professional fees                                                      $     79,460
                    Accounting services                                                          77,575
                    Amortization of organization expenses                                        59,891
                    Registration fees                                                            56,515
                    Directors' fees and expenses                                                 45,087
                    Printing and shareholders reports                                            44,292
                    Investment advisory fees                                                     36,873
                    Custodian fees                                                               30,398
                    Account maintenance and distribution fees--Class B                           25,207
                    Transfer agent fees--Class B                                                  7,302
                    Account maintenance and distribution fees--Class C                            2,516
                    Pricing fees                                                                  2,202
                    Transfer agent fees--Class A                                                  1,273
                    Account maintenance fees--Class D                                               979
                    Transfer agent fees--Class D                                                    941
                    Transfer agent fees--Class C                                                    821
                    Other                                                                         3,814
                                                                                           ------------
                    Total expenses before reimbursement                                         475,146
                    Reimbursement of expenses                                                  (428,007)
                                                                                           ------------
                    Total expenses after reimbursement                                                            47,139
                                                                                                            ------------
                    Investment income--net                                                                       100,048
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                          196,773
(Loss) on             Foreign currency transactions--net                                        (20,704)         176,069
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                          494,263
                      Foreign currency transactions--net                                         (1,785)         492,478
                                                                                           ------------      -----------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                                668,547
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $    768,595
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                     November 30,
                    Increase (Decrease) in Net Assets:                                          1999             1998
Operations:         Investment income--net                                                 $    100,048     $    221,252
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                  176,069       (1,233,675)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                          492,478         (621,631)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations             768,595       (1,634,054)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                        --          (34,496)
                      Class B                                                                        --         (147,378)
                      Class C                                                                        --          (18,526)
                      Class D                                                                        --          (35,943)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                                  --         (236,343)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                       (1,949,725)      (2,371,225)
                                                                                           ------------     ------------

Net Assets:         Total decreasein net assets                                              (1,181,130)      (4,241,622)
                    Beginning of year                                                         4,525,878        8,767,500
                                                                                           ------------     ------------
                    End of year*                                                           $  3,344,748     $  4,525,878
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    376,674     $         --
                                                                                           ============     ============


                    See Notes to Financial Statements.




Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS
                                                                                             Class A
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                          For the                     Dec. 30,
from information provided in the financial statements.                            Year Ended                 1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.18    $ 10.96   $  9.40   $ 10.66    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .32        .40       .48       .42        .57
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.64      (2.80)     1.52      (.80)       .09
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.96      (2.40)     2.00      (.38)       .66
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.38)     (.44)     (.85)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.38)     (.44)     (.88)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.14    $  8.18   $ 10.96    $ 9.40    $ 10.66
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  23.96%    (22.59%)   22.43%    (4.17%)     6.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .46%       .47%      .47%      .47%       .00%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            12.21%      6.51%     6.36%     4.84%      4.63%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.55%      3.93%     4.35%     4.24%      8.43%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   543    $   563   $   989   $   399    $   648
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======


                                                                                             Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                  1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.11    $ 10.87   $  9.31    $10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .22        .29       .37       .32        .79
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.61      (2.78)     1.51      (.80)      (.23)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.83      (2.49)     1.88      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.27)     (.32)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.27)     (.32)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                       $9.94    $  8.11   $ 10.87   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  22.56%    (23.40%)   21.02%    (5.14%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.51%      1.51%     1.51%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            13.09%      7.51%     7.46%     5.90%      5.68%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.48%      2.91%     3.40%     3.15%      8.33%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 2,207    $ 3,096   $ 5,947   $ 5,699    $ 7,701
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======


                                                                                             Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                 1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.12    $ 10.89   $  9.31    $10.56    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .22        .30       .36       .31        .83
                      Realized and unrealized gain (loss)
                      on investments and foreign currency
                      transactions--net                                   1.61      (2.79)     1.55      (.79)      (.27)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.83      (2.49)     1.91      (.48)       .56
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.28)     (.33)     (.74)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.28)     (.33)     (.77)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $  9.95    $  8.12   $ 10.89   $  9.31    $ 10.56
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  22.54%    (23.38%)   21.42%    (5.16%)     5.60%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                       1.55%      1.53%     1.52%     1.50%      1.01%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            13.13%      7.45%     7.47%     5.91%      5.67%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               2.47%      2.90%     3.33%     3.14%      8.45%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   215    $   317   $   723   $   692    $ 1,012
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                             Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                          For the                      Dec. 30,
from information provided in the financial statements.                            Year Ended                  1994++++ to
                                                                                 November 30,                   Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999++     1998++    1997++    1996++     1995
Per Share           Net asset value, beginning of period               $  8.15    $ 10.93   $  9.38    $10.63    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:          Investment income--net                               .29        .37       .46       .40        .77
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                                   1.64      (2.79)     1.50      (.80)      (.14)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.93      (2.42)     1.96      (.40)       .63
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.36)     (.41)     (.82)        --
                      Realized gain on investments--net                     --         --        --      (.03)        --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                       --       (.36)     (.41)     (.85)        --
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.08    $  8.15   $ 10.93   $  9.38    $ 10.63
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  23.68%    (22.84%)   21.95%    (4.31%)     6.30%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to Average   Expenses, net of reimbursement                        .71%       .72%      .72%      .72%       .25%*
Net Assets:                                                            =======    =======   =======   =======    =======
                    Expenses                                            12.33%      6.70%     6.67%     5.08%      4.89%*
                                                                       =======    =======   =======   =======    =======
                    Investment income--net                               3.23%      3.69%     4.18%     4.01%      9.07%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   380    $   550   $ 1,109   $   969    $ 1,569
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                  83.78%     17.03%    78.12%    46.36%     40.97%
                                                                       =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges;
                    results would be lower if sales charges were included.
                  ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Middle East/Africa Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $297,331 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $20,705 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These relassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch and Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. For the year ended November 30, 1999, MLAM earned fees of $36,873, all of which was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $391,134.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account       Distribution
                          Maintenance Fee        Fee

Class B                         .25%            .75%
Class C                         .25%            .75%
Class D                         .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                MLFD      MLPF&S

Class D                          --         $7

For the year ended November 30, 1999, MLPF&S received contingent deferred sales charges of $10,506 and $12 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,670 and $749 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $3,088 in commissions on the execution of portfolio security transactions for the year ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999, were $2,764,731 and $3,097,300, respectively.

Net realized gains (losses) for the year ended November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments              $  196,764       $505,531
Short-term investments                      9             --
Foreign currency transactions         (20,704)        (1,596)
                                   ----------       --------
Total                              $  176,069       $503,935
                                   ==========       ========

As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $504,204, of which $743,280 related to appreciated securities and $239,076 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $2,780,672.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $1,949,725 and $2,371,225 for the years ended November 30, 1999 and November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                             1,954    $    15,952
Shares redeemed                       (17,234)      (147,205)
                                   ----------    -----------
Net decrease                          (15,280)   $  (131,253)
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            20,494    $   232,983
Shares issued to shareholders in
reinvestment of dividends               1,545         15,853
                                   ----------    -----------
Total issued                           22,039        248,836
Shares redeemed                       (43,454)      (442,125)
                                   ----------    -----------
Net decrease                          (21,415)   $  (193,289)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                            21,211    $   174,157
Shares redeemed                      (181,073)    (1,589,557)
                                   ----------    -----------
Net decrease                         (159,862)   $(1,415,400)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                            39,585    $   433,589
Shares issued to shareholders in
reinvestment of dividends               5,885         60,441
                                   ----------    -----------
Total issued                           45,470        494,030
Shares redeemed                      (210,753)    (2,095,553)
                                   ----------    -----------
Net decrease                         (165,283)   $(1,601,523)
                                   ==========    ===========


Merrill Lynch Middle East/Africa Fund, Inc., November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                               871    $     7,498
Shares redeemed                       (18,343)      (161,370)
                                   ----------    -----------
Net decrease                          (17,472)   $  (153,872)
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,777    $    50,253
Shares issued to shareholders in
reinvestment of dividends               1,244         12,801
                                   ----------    -----------
Total issued                            6,021         63,054
Shares redeemed                       (33,289)      (325,267)
                                   ----------    -----------
Net decrease                          (27,268)   $  (262,213)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares redeemed                       (29,716)   $  (249,200)
                                   ----------    -----------
Net decrease                          (29,716)   $  (249,200)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                             4,163     $   47,771
Shares issued to shareholders in
reinvestment of dividends               1,638         16,807
                                   ----------    -----------
Total issued                            5,801         64,578
Shares redeemed                       (39,831)      (378,778)
                                   ----------    -----------
Net decrease                          (34,030)   $  (314,200)
                                   ==========    ===========

The total redemption fees for Merrill Lynch Middle East/Africa Fund, Inc. amounted to $469 for the year ended November 30, 1999.

5. Capital Loss Carryforward:
At November 30, 1999, the Fund had a net capital loss carryforward of approximately $1,058,000, of which $366,000 expires in 2004 and $692,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 17, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.340681 per Class A Share, $.219896 per Class B Share, $.199163 per Class C Share and $.314559 per Class D Share, payable on December 23, 1999 to shareholders of record as of December 17, 1999.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Middle East/Africa Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period December 30, 1994 (commencement of operations) to November 30, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Middle East/Africa Fund, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 14, 2000
</AUDIT-REPORT>



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Grace Pineda, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Middle East/Africa, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863